UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2021

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 2, 2021, Brady Corporation (the “Company”) issued a press release announcing its fiscal 2021 fourth quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE

On September 2, 2021, the Company hosted a conference call related to its fiscal 2021 fourth quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Company's website, is being furnished to the Securities and Exchange Commission as Exhibit 99.3 attached hereto and is incorporated herein by reference.

Item 8.01	OTHER EVENTS

Increase in Annual Dividend
On August 31, 2021, the Company's Board of Directors approved an increase in the annual cash dividend on its Class A Common Stock from $0.88 to $0.90 per share. A quarterly dividend in the amount of $0.225 per share will be paid on October 29, 2021, to shareholders of record as of the close of business on October 8, 2021. A copy of the press release regarding the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Share Repurchase Program
On September 2, 2021, the Corporation announced that its Board of Directors authorized an increase in the Company’s share repurchase program, authorizing the repurchase of up to a total of two million shares of the Company’s Class A Common Stock, inclusive of the remaining shares in the existing share repurchase program. The share repurchase program may be implemented from time to time on the open market or in privately negotiated transactions and has no expiration date. The repurchased shares will be available for use in connection with the Company’s stock-based plans and for other corporate purposes. The share repurchase program was described in a press release issued by the Company in connection with its fiscal 2021 fourth quarter financial results, which is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated September 2, 2021, relating to fourth quarter fiscal 2021 financial results.
99.2	Press Release of Brady Corporation, dated September 1, 2021, relating to increase in annual dividend.

99.3	Informational slides provided by Brady Corporation, dated September 2, 2021, relating to fourth quarter fiscal 2021 financial results.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: September 2, 2021
/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer